UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2020

UGI Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
460 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-7000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2020, the Board of Directors of UGI Corporation (the “Company”) appointed Mario Longhi, age 66, to serve as Director of the Company, effective immediately. A Committee assignment for Mr. Longhi will be determined at a future Board meeting. Mr. Longhi will receive an annual retainer of $90,000, pro-rated for the number of months he serves as a Director of the Company during the 2020 fiscal year. In addition, it is anticipated that Mr. Longhi will receive an equity grant consistent with the Company’s director compensation practices.

Mr. Longhi is the retired Chief Executive Officer of United States Steel Corporation, a Fortune 250 company with integrated steel production operations in the United States and Central Europe (2013 to 2017). Mr. Longhi held a series of roles of increasing responsibility with United States Steel Corporation after joining as Executive Vice President and Chief Operating Officer in 2012. Previously, he served as President (2005 to 2011) and Chief Executive Officer (2006 to 2011) of Gerdau Ameristeel Corporation, and in roles of increasing responsibility with Alcoa, Inc. from 1982 to 2005, including tenures as President - Alcoa Wheels International, President - Alcoa Forgings Division, President and Chief Executive Officer - Howmet Castings, and Alcoa Vice President and Group President - Global Extrusions. Mr. Longhi currently serves as a director of Harsco Corporation, a provider of metal reclamation and resource recovery services (since 2017), and as a director of ITT Inc., a diversified manufacturer of highly engineered critical components and customized technology solutions for the energy, transportation and industrial markets (since 2017).

A copy of the Company’s press release announcing the foregoing is furnished as Exhibit 99.1 to this Current Report on Form 8‑K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished herewith:

99.1	Press Release of UGI Corporation dated April 22, 2020.
104	The cover page from this Current Report, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

April 22, 2020	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Assistant Secretary